Lord Abbett  U.S. Government Securities
             Money Market Fund

                                                              1999 ANNUAL REPORT

                                                               [GRAPHIC OMITTED]

                                         A fund designed to help you with your
                                         current income needs and preserve your
                                         capital

                                     [LOGO]

[PHOTO]

ROBERT S. DOW
CHAIRMAN

AUGUST 6, 1999

"... we maintained an average
maturity of approximately 30 days,
while concentrating on specific
areas of the money market curve
that we expected to provide the
highest incremental yield."


Report to Share olders
For the Fiscal Year Ended June 30, 1999

Lord Abbett U.S. Government Securities Money Market Fund completed its fiscal year on June 30, 1999 with net assets of $201 million and a seven-day current yield of 4.03%.* The following chart provides an overview of class-specific data during the fiscal year.

                                            Fiscal Year Ended June 30, 1999
                                           Class A     Class B       Class C
----------------------------------------------------------------------------
Net asset value                            $1.00        $1.00        $1.00

Dividends                                  $0.043       $0.036       $0.043

Average annual total return**              +4.36%       +3.76%       +4.36%

Over the course of the Fund's fiscal year, we experienced a variety of economic situations that affected U.S. interest rates. For example, in autumn of 1998, we witnessed a world-wide "flight to quality" that pushed U.S. Treasury yields down to near-historic lows. In the first quarter of 1999, we saw yields rise significantly amid robust U.S. economic growth, spurred, in part, by a healthy consumer-spending spree. Japan's efforts to pull its economy out of recession helped to brighten the outlook on the global economy. Yields on U.S. Treasury bonds continued to rise during the second quarter of 1999 as the U.S. economy sustained its rate of growth and, in June, the Federal Reserve Board (the "Fed") increased its key short-term interest rate by 0.25%.

During this time, we maintained an average maturity of approximately 30 days, while concentrating on specific areas of the money market curve that we expected to provide the highest incremental yield. The most significant of these segments continues to be high-quality U.S. Government Agency discount notes.

We expect money market rates to track the overall level of interest rates, rising in response to any further rate increases by the Fed. However, because recent economic data suggests that inflation may not be a significant threat at this time, a significant change in Fed interest rate policy is not anticipated during the third quarter.

Thank you for including Lord Abbett U.S. Government Securities Money Market Fund in your investment portfolio. We remain committed to helping you achieve your long-term financial goals, and look forward to maintaining our relationship in the coming years.

* The Fund's Class A current yield refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The yield quotation more closely reflects the current earnings of the Fund than the total return quotations. Past performance is not indicative of future results.

** Average annual total return is the percent change in net asset value, assuming the reinvestment of all distributions. Returns do not reflect the deduction of the applicable contingent deferred sales charges that apply to Class B shares when held for less than six years.

     Note: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

                      Statement of Net Assets

                      June 30, 1999

                                                                                                          Principal
                                                                                                             Amount
                      Investments                                                               Rating +       (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities 98.76%
------------------------------------------------------------------------------------------------------------------------------------
U. S. Government Agency Federal Farm Credit Bank
Obligations 98.76%      4.77% due 7/1/1999                                                         A1+       $ 5,000  $  5,000,000
                        4.71% due 7/6/1999                                                         A1+         5,000     4,996,729
                        4.83% due 7/21/1999                                                        A1+         5,000     4,986,583
                        5.50% due 8/3/1999                                                         A1+         5,000     5,002,577
                        4.875% due 9/1/1999                                                        A1+         5,000     4,998,519

                      Total                                                                                             24,984,408
                      --------------------------------------------------------------------------------------------------------------
                      Federal Home Loan Bank

                        4.47% due 7/1/1999                                                         A1+        22,945    22,945,000
                        4.49% due 7/1/1999                                                         A1+         1,400     1,400,000
                        4.71% due 7/9/1999                                                         A1+         5,000     4,994,767
                        6.13% due 7/9/1999                                                         A1+         5,000     5,001,342
                        5.54% due 7/15/1999                                                        A1+        10,000    10,002,499

                      Total                                                                                             44,343,608
                      --------------------------------------------------------------------------------------------------------------
                      Federal Home Loan Mortgage Corporation

                        4.71% due 7/2/1999                                                         A1+         5,000     4,999,346
                        4.71% due 7/6/1999                                                         A1+         5,000     4,996,729
                        4.73% due 7/12/1999                                                        A1+         5,000     4,992,774
                        4.71% due 7/13/1999                                                        A1+         5,000     4,992,150
                        4.70% due 7/14/1999                                                        A1+         5,000     4,991,514
                        4.80% due 7/14/1999                                                        A1+         5,000     4,991,333
                        4.71% due 7/15/1999                                                        A1+         5,000     4,990,842
                        4.80% due 7/16/1999                                                        A1+         4,500     4,491,000
                        7.125% due 7/21/1999                                                       A1+         5,000     5,005,767
                        4.73% due 7/22/1999                                                        A1+         5,000     4,986,204
                        4.73% due 7/30/1999                                                        A1+         5,000     4,980,949
                        4.73% due 8/2/1999                                                         A1+         5,000     4,978,978
                        4.70% due 8/6/1999                                                         A1+         5,000     4,976,500
                        4.73% due 8/6/1999                                                         A1+         5,000     4,976,350
                        4.86% due 8/6/1999                                                         A1+         5,000     4,975,700
                        4.86% due 8/12/1999                                                        A1+         5,000     4,971,650
                        4.89% due 9/3/1999                                                         A1+         5,000     4,956,533

                      Total                                                                                             84,254,319
                      --------------------------------------------------------------------------------------------------------------
                      Federal National Mortgage Association

                        5.90% due 7/14/1999                                                        A1+        10,000    10,003,409
                        4.80% due 7/19/1999                                                        A1+         5,000     4,988,000
                        6.45% due 7/29/1999                                                        A1+         5,000     5,005,563
                        4.73% due 8/5/1999                                                         A1+         5,000     4,977,007
                        4.79% due 8/6/1999                                                         A1+         5,000     4,976,050
                        5.52% due 8/9/1999                                                         A1+         5,000     5,002,791
                        4.93% due 8/24/1999                                                        A1+         5,000     4,963,025

                      Total                                                                                             39,915,845
                      --------------------------------------------------------------------------------------------------------------
                      Student Loan Marketing Association

                        5.469% due 7/7/1999 ++                                                     A1+         5,000     5,000,000
                      --------------------------------------------------------------------------------------------------------------
                      Total U.S. Government Agency Obligations*                                                        198,498,180
====================================================================================================================================
Other Assets, Less Liabilities 1.24%                                                                                     2,482,839
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.00%    (Equivalent to $1.00 a share on 184,599,838
                      Class A shares, 11,188,528 Class B shares and 5,192,653
                      Class C shares of $. 001 par value capital stock
                      outstanding; authorized, 700,000,000 Class A shares,
                      100,000,000 Class B shares and
                      200,000,000 Class C shares)                                                                    $200,981,019
====================================================================================================================================

                     + Ratings have not been audited by Deloitte & Touche LLP.
                    ++ Floating Rate Note.
                     * Cost for federal income tax purposes is $198,498,180.
                       Average maturity of investments: 22 days.
                       See Notes to Financial Statements.

               Statement of Operations

Investment Income                                                                                  For the Year Ended June 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Income         Interest                                                                                               $   9,434,744
               ---------------------------------------------------------------------------------------------------------------------
Expenses       Management fee                                                                        $    930,679
               12b-1 distribution plan-D Class B                                                           55,066
               Shareholder servicing                                                                      350,245
               Registration                                                                                60,000
               Professional                                                                                40,080
               Reports to shareholders                                                                     30,348
               Others                                                                                       6,774
               Total expenses                                                                                             1,473,192
               ---------------------------------------------------------------------------------------------------------------------
               Net investment income                                                                                  $   7,961,552
               =====================================================================================================================
               See Notes to Financial Statements.


Statements of Changes in Net Assets


                                                                                                              Year Ended June 30,
Increase in Net Assets                                                                                       1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Operations     Net investment income (declared as dividends to shareholders)
               Class A                                                                              $   7,538,290   $   6,834,313
               Class B                                                                                    258,502          40,717
               Class C                                                                                    164,760          49,867
               Total                                                                                    7,961,552       6,924,897
               ---------------------------------------------------------------------------------------------------------------------
Capital share transactions (dollar amounts and number of shares are the same) (a)
------------------------------------------------------------------------------------------------------------------------------------
Proceeds from shares sold:
               Class A                                                                                510,782,049     328,880,426
               Class B                                                                                 25,887,755       7,463,527
               Class C                                                                                 42,179,622       5,938,698
               Total                                                                                  578,849,426     342,282,651
               ---------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment of dividends:
               Class A                                                                                  6,951,998       6,329,635
               Class B                                                                                    205,821          28,189
               Class C                                                                                    129,445          32,002
               Total                                                                                    7,287,264       6,389,826
               ---------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired:
               Class A                                                                               (495,764,765)    (315,776,844)
               Class B                                                                                (16,627,593)      (5,975,021)
               Class C                                                                                (37,891,791)      (6,024,269)
               Total                                                                                 (550,284,149)    (327,776,134)
               ---------------------------------------------------------------------------------------------------------------------
               Increase in net assets                                                                  35,852,541      20,896,343
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
               Beginning of year                                                                      165,128,478     144,232,135
               ---------------------------------------------------------------------------------------------------------------------
               End of year                                                                          $ 200,981,019   $ 165,128,478
====================================================================================================================================
              (a) The Fund began offering Class B shares on August 1, 1996 and
                  Class C shares on July 15, 1996. See Notes to Financial
                  Statements.

Financial Highlights

                                                                    Class A                     Class B                      Class C
                                -------------------------------------------- --------------------------- ---------------------------
                                                                       Year               Year   8/1/96(a)          Year  7/15/96(a)
Per Share Operating                                                   Ended              Ended       to            Ended        to
Performance:                     1999      1998     1997      1996  6/30/95     1999   6/30/98  6/30/97     1999 6/30/98   6/30/97
---------------------------------------------------------------------------- --------------------------- ---------------------------
Net asset value,
beginning of period             $1.00     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00     $1.00    $1.00   $1.00   $1.00
---------------------------------------------------------------------------- --------------------------- ---------------------------
Income from investment
operations
Net investment income            0.043     0.047    0.046     0.048    0.046    0.036    0.039     0.024    0.043   0.047   0.044
---------------------------------------------------------------------------- --------------------------- ---------------------------
Distributions
Dividends from
net investment income           (0.043)   (0.047)   (0.046)  (0.048)   (0.046) (0.036)  (0.039)   (0.024)  (0.043) (0.047) (0.044)
---------------------------------------------------------------------------- --------------------------- ---------------------------
Net asset value, end of year    $1.00     $1.00    $1.00     $1.00    $1.00  $1.00      $1.00     $1.00    $1.00   $1.00   $1.00
---------------------------------------------------------------------------- --------------------------- ---------------------------
Total Return(c)                  4.36%    4.79%     4.66%    4.85%     4.65%   3.76%     4.01%    2.39%(b)  4.36%   4.79%   4.47%(b)
---------------------------------------------------------------------------- --------------------------- ---------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------- --------------------------- ---------------------------
Net assets, end of year(000)  $184,600  $162,631 $143,197  $152,531 $140,642  $11,188   $1,760     $244    $5,193   $738    $791
---------------------------------------------------------------------------- --------------------------- ---------------------------
Ratios to Average Net Assets
---------------------------------------------------------------------------- --------------------------- ---------------------------
Expenses                         0.76%     0.83%    0.84%     0.81%    0.86%    1.52%    1.59%     0.99%(b) 0.76%   0.84%   0.81%(b)
Net investment income            4.31%     4.68%    4.57%     4.75%    4.54%    3.52%    3.96%     2.38%(b) 4.27%   4.73%   4.39%(b)
---------------------------------------------------------------------------- --------------------------- ---------------------------

(a) Commencement of offering Class B and Class C shares, respectively.
(b) Not annualized.
(c) Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies
Lord Abbett U. S. Government Securities Money Market Fund (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount are valued by amortizing the difference between the original purchase price and maturity value of the issue over a period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis.

(d) Dividends from net investment income are declared each business day and paid monthly. Net investment income (other than distribution and service fees) is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(e)  Income   distributions   are  determined  in  accordance  with  income  tax
regulations, which may differ from methods used to determine the corresponding income amounts in accordance with generally accepted accounting principles.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. (" Lord Abbett"), pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $250 million, 0.45% on the next $250 million and 0.40% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC, an affiliate of Lord Abbett, which provides for payments of 0.15% of the average daily net asset value of Class A shares, 0.75% of the average daily net asset value of Class B shares and 0.25% of the average daily net asset value of Class C shares sold, and, at each quarter-end after the first anniversary of the sale of such shares, 0.25% of the average daily net asset value of such shares outstanding. The Company is currently not making payments under the Class A and Class C Plans.

Certain of the  Company' s  officers  and  directors  have an  interest  in Lord
Abbett.

3.  Directors'  Remuneration
The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at June 30, 1999, under a deferred compensation plan, were approximately $122,857.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett U. S. Government Securities Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett U. S. Government Securities Money Market Fund, Inc. as of June 30, 1999, the related statements of operations and of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett U. S. Government Securities Money Market Fund, Inc. at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

[GRAPHIC OMITTED]
Deloitte & Touche LLP
New York, New York
August 13, 1999

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is managed to maintain, and has maintained, its stable $1.00 per share.

Mutual funds are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.


Our Management

Investment Manager and
Underwriter
Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
 767 Fifth Avenue
New York, NY 10153-0203
 212-848-1800

Custodian, Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of
Kansas City, N. A.
Tenth and Grand
Kansas City, MO 64141

Shareholder Servicing Agent
DST Systems, Inc.
P. O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY

Numbers to Keep Handy
For Shareholder Account or
Statement Inquiries:
 800-821-5129

For Literature Only:
 800-874-3733

For 24-Hour Automated Shareholder
Service Line:
 800-865-7582

For More Information:
 800-426-1130

Visit Our Web Site:
http://www. lordabbett. com

Copyright (C) 1999 by Lord Abbett U. S. Government Securities Money Market Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett U. S. Government Securities Money Market Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U. S. A.

Lord Abbett Distributor LLC                                          LAMM-2-699
The GM Building  767 Fifth Avenue  New York, NY 10153-0203              (8/99)